                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL
                                      of
                            YOUNG BROADCASTING INC.

              Offer to Exchange its 8 1/2% Senior Notes due 2008,
                which have been registered under the Securities
                Act of 1933, as amended (the "Securities Act"),
        for any and all of its outstanding 8 1/2% Senior Notes due 2008 that were issued and sold in a transaction
               exempt from registration under the Securities Act

                Pursuant to the Prospectus dated         , 2002

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON        ,
 2002 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 The Exchange Agent for the Exchange Offer is:

                           First Union National Bank

   By Registered or Certified Mail:         By Hand or Overnight Delivery:
       First Union National Bank               First Union National Bank
First Union Customer Information Center First Union Customer Information Center
  Corporate Trust Operations - NC1153     Corporate Trust Operations - NC1153
 1525 West W.T. Harris Boulevard - 3C3   1525 West W.T. Harris Boulevard - 3C3
          Charlotte, NC 28288                     Charlotte, NC 28288
        Attention: Marsha Rice                  Attention: Marsha Rice

       Facsimile Transmissions:                 To Confirm by Telephone
            (704) 590-7628                     or for Information Call:
                                                      Marsha Rice
                                                    (704) 590-7413

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus (as defined below).

   This Letter of Transmittal is to be completed either if (a) any certificate(s) ("Certificate(s)") representing Notes (as defined below) are to be forwarded herewith to the Exchange Agent or (b) tenders of Notes to the Exchange Agent are to be made pursuant to the procedures for tender by book-entry transfer set forth under "Exchange Offer--Book-Entry Delivery Procedure" in the Prospectus and an Agent's Message (as defined below) is not delivered as part of a book-entry confirmation. Certificate(s) representing such Notes or such book-entry confirmation, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantee(s), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders by book-entry transfer may also be made by delivering a book-entry confirmation to the

Exchange Agent containing an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Notes into the Exchange Agent's account at The Depository Trust Company ("DTC") by a DTC participant. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering DTC participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that Young Broadcasting Inc., a Delaware corporation (the "Issuer"), may enforce this Letter of Transmittal against such participant.

    Holder(s) (as defined below) of Notes whose Certificate(s) for such Notes are not immediately available or who cannot deliver their Certificate(s) and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Notes according to the guaranteed delivery procedures set forth in "Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus. As used herein, "Registered Holder(s)" of Notes are the persons or entities whose name(s) appear on the Certificate(s) representing such Notes or any participant in DTC whose name appears on a security position listing as the registered owner of such Notes. "Holder(s)" of Notes are Registered Holder(s) and any persons or entities who have obtained properly completed bond power(s) for such Notes from the Registered Holder(s) of those Notes.
    DELIVERY OF DOCUMENTS TO A DTC PARTICIPANT FOR BOOK-ENTRY TRANSFER DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS
      CAREFULLY BEFORE COMPLETING THE INFORMATION REQUESTED ON THIS PAGE

ALL HOLDERS TENDERING NOTES MUST COMPLETE THIS BOX:

                                         DESCRIPTION OF NOTES TENDERED
                                     (Attach Additional List if Necessary)
-----------------------------------------------------------------------------------------------------------------
                                                                   Principal Amount of
     If blank, please print name(s) and                             Notes Represented  Principal Amount of
address(es) of RegisteredHolder(s), exactly  Certificate Number(s)         by             Notes Tendered
  as name(s) appear on Note Certificate(s)         of Notes*         Certificate(s)    (if less than all)**
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                                             --------------------------------------------------------------
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------
                                              Total:
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    *Need not be completed by Holder(s) tendering by book-entry transfer.
   **Notes may be tendered in whole or in part and must be in integral multiples of principal amount of such Notes of $1,000. All Notes listed shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

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           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

   Name of Tendering Institution ______________________________________________

   DTC Account Number _________________ Transaction Code Number_________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING (SEE INSTRUCTION 1):

   Name(s) of Registered Holder(s) ____________________________________________

   Window Ticket Number (if any) ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution which Guaranteed Delivery ______________________________

   If Guaranteed Delivery is to be made by Book-Entry Transfer:

   Name of Tendering Institution ______________________________________________

   DTC Account Number ___________  Transaction Code Number _____________________

[_]CHECK HERE IF NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND THE
   PORTION OF SUCH NOTES NOT BEING TENDERED OR ACCEPTED FOR EXCHANGE ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL
   COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:__________________________________________________________________________

Address:_______________________________________________________________________

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer the principal amount of the Issuer's 8 1/2% Senior Notes due 2008 (the "Notes") as described in the box on page 3 of this Letter of Transmittal in exchange for an equivalent amount of the Issuer's 8 1/2% Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act, upon the terms and subject to the
conditions set forth in the Prospectus dated        , 2002 (as the same may be
amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and upon the terms and subject to the conditions set forth in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

    Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus and Instruction 4 hereto, to (i) deliver Certificate(s) representing the undersigned's Notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes, (ii) transfer the Notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered hereby, and the undersigned will comply with its obligations under that certain Registration Rights Agreement, dated as of December 7, 2001, by and among the Issuer, the subsiding Guarantors named therein and the initial purchaser of the Notes (the "Registration Rights Agreement"). The undersigned has read and agrees to all of the terms of the Exchange Offer.

    The name(s) and address(es) of the Registered Holder(s) of the Notes tendered hereby should be inserted as they appear on the Certificate(s) representing such Notes, if such name(s) and address(es) are not pre-printed, in the box entitled "Description of Notes Tendered" on page 3 of this Letter of Transmittal. The Certificate number(s) of the Notes, all or a portion of which the undersigned wishes to tender, and the principal amount of the Notes in multiples of $1,000 which are being tendered hereby should be indicated in the appropriate portions of such box.

    If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificate(s) are submitted for more Notes than are tendered or accepted for exchange, Certificate(s) for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC), without expense to the tendering Holder(s), promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that the tender of Notes pursuant to any one of the procedures described in "Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and in the instructions attached hereto will, upon the Issuer's acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances, as set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account maintained at DTC as indicated above. If applicable, substitute Certificate(s) representing Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account maintained at DTC as indicated above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

    By tendering Notes and executing this Letter of Transmittal or, in the case of a book-entry transfer, by effecting delivery of an Agent's Message in lieu of this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned's principal residence is in the State of (fill in State) _________________, (ii) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Issuer or any subsidiary of the Issuer, (iii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iv) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, (v) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes and (vi) the undersigned acknowledges and agrees that any person, including the undersigned, participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "Exchange Offer--Registration Rights Agreement." The Issuer may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Issuer (or an agent thereof), in writing, information as to the number of "beneficial owners," within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on behalf of whom the undersigned holds the Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, although, by so acknowledging and by delivering a Prospectus, such undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Notes, where such Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Notes and executing this Letter of Transmittal or effecting delivery of an Agent's
Message in lieu thereof, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or until the Issuer has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuer gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which a Participating Broker-Dealer is entitled to use the Prospectus in connection with the resale of Exchange Notes, so long as any Participating Broker-Dealers still hold Exchange Notes, by the number of days during the period from and including the date of the giving of such notice to and including the date when the Participating Broker-Dealer shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuer has given notice that the resale of Exchange Notes may be resumed, as the case may be.

    As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer and that it intends to use the Prospectus to resell Exchange Notes. Such notice may be given in the space provided at the bottom of page 3 of this Letter of Transmittal or may be delivered to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and Instruction 4 of this Letter of Transmittal, this tender is irrevocable.

    The undersigned, by completing the box entitled "Description of Notes Tendered" above and signing this Letter of Transmittal, will be deemed to have tendered the Notes as set forth in such box in the column entitled "Principal Amount of Notes Represented by Certificate(s)" or "Principal Amount of Notes Tendered (if less than all)," as the case may be.

                       TENDERING HOLDER(S) SIGNATURE(S)
                          (See Instructions 2 and 5)
                   In Addition, Complete Substitute Form W-9

X ___________________________________________________________________________

X ___________________________________________________________________________
              (Signature(s) of Holder(s) or Authorized Signatory)

Date: _______________________________________________________________________

    (Must be signed by the Registered Holder(s) exactly as their name(s) appear on Certificate(s) for the Notes hereby tendered or on a security position listing or by person(s) authorized to become Registered Holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2.)

Name(s): ____________________________________________________________________

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                                (Please Print)

Capacity (full title): ______________________________________________________

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Address: ____________________________________________________________________

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                              (Include Zip Code)

Area Code and Telephone No.: ________________________________________________

Tax Identification or Social Security Number: _______________________________

        GUARANTEE OF SIGNATURE(S) (If Required by Instructions 2 or 5)

Authorized Signature: _______________________________________________________

Name: _______________________________________________________________________
                            (Please Type or Print)

Title: ______________________________________________________________________

Name of Firm: _______________________________________________________________
         (Must be an Eligible Institution as Defined in Instruction 1)

Address: ____________________________________________________________________

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                              (Include Zip Code)

Area Code and Telephone No.: ________________________________________________

Date: _______________________________________________________________________

---------------------------------------------------  --------------------------------------------------
         SPECIAL ISSUANCE INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
     (SIGNATURE GUARANTEE(S) REQUIRED--SEE                (SIGNATURE GUARANTEE(S) REQUIRED--SEE
             INSTRUCTIONS 2 and 6)                                INSTRUCTIONS 2 and 6)

  TO BE COMPLETED ONLY if Exchange Notes               TO BE COMPLETED ONLY if Exchange Notes
or Notes not tendered or not accepted for ex-        or Notes not tendered or not accepted for
change are to be issued in the name of someone       exchange are to be delivered to someone other
other than the Registered Holder(s) of the Notes     than the Registered Holder(s) of the Notes whose
whose name(s) appear in the box on page 3.           name(s) appear in the box on page 3, or such
                                                     Registered Holder(s) at an address other than
[_] Notes not tendered or not accepted for           shown in such box.
    exchange are to be issued to:
                                                     [_] Notes not tendered or not accepted for
[_] Exchange Notes are to be issued to:                  exchange are to be delivered to:

Name                                                 [_] Exchange Notes are to be delivered to:
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                 (Please Print)                      Name
                                                     ---------------------------------------
Address                                                               (Please Print)
---------------------------------------
                                                     Address
---------------------------------------              ---------------------------------------
               (Include Zip Code)
                                                     ---------------------------------------
---------------------------------------                             (Include Zip Code)
 (Tax Identification or Social Security Number)
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                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificate(s) are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "Exchange Offer--Book-Entry Delivery Procedure" in the Prospectus and an Agent's Message is not delivered. Certificate(s), or timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders by book-entry transfer may also be made by delivering a book-entry confirmation to the Exchange Agent and an Agent's Message in lieu of this Letter of Transmittal. Notes must be tendered in whole or in part in integral multiples of $1,000 principal amount of such Notes.

    Holder(s) who wish to tender their Notes and (i) whose Notes are not immediately available, (ii) who cannot deliver their Notes, this Letter of Transmittal and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Notes by properly completing and executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificate(s) (or a book-entry confirmation) representing all tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed (or in the case of a book-entry transfer, together with an Agents's Message or a Letter of Transmittal (or facsimile thereof)), with any required signature guarantee(s) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in "Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent at its address or fax number set forth on the first page of this Letter of Transmittal, and must include guarantee(s) by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    The method of delivery of Certificate(s), this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder(s), and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

    The Issuer will not accept any alternative, conditional or contingent tenders. The tendering Holder(s), by execution of a Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of such tender.

   2. Guarantee of Signature(s). No signature guarantee(s) on this Letter of Transmittal are required if:

        i. this Letter of Transmittal is signed by the Registered Holder(s) of Notes tendered herewith, unless such Registered Holder(s) have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

        ii. such Notes are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

    3. Inadequate Space. If the space provided in the box captioned "Description of Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Notes tendered and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. Partial Tenders; Withdrawal Rights. Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount of such Notes. If less than all the Notes evidenced by any Certificate(s) submitted are to be tendered, fill in the principal amount of Notes which are to be tendered in the box on page 3 entitled "Principal Amount of Notes Tendered." In such case, new Certificate(s) for the remainder of the Notes that were evidenced by your old Certificate(s) will be sent to the Holder(s) of the Notes promptly after the Expiration Date. All Notes represented by Certificate(s) delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective prior to that time, a written notice of withdrawal or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address or fax number set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, the aggregate principal amount of Notes to be withdrawn, and (if Certificate(s) for Notes have been tendered) the name of the Registered Holder(s) of the Notes as set forth on the Certificate(s) for the Notes, if different from that of the person who tendered such Notes. If Certificate(s) for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificate(s), the tendering Holder must submit the serial number(s) shown on the particular Certificate(s) for the Notes to be withdrawn and the signature(s) on the notice of withdrawal must be signed in the same manner as the original signature(s) on the Letter of Transmittal by which the Notes were tendered, including any required signature guarantee(s). If Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "Exchange Offer--Book-Entry Delivery Procedure," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering Initial Notes."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its discretion, whose determination shall be final and binding on all parties. The Issuer, any affiliates or assigns of the Issuer, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the Holder(s) thereof without cost to such Holder(s) promptly after withdrawal.

    5. Signature(s) on Letter of Transmittal; Assignments; Endorsements. If this Letter of Transmittal is signed by the Registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s), without alteration, enlargement or any change whatsoever.

    If any Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificate(s) or bond power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Issuer, must submit with this Letter of Transmittal proper evidence satisfactory to the Issuer, in its sole discretion, of each such person's authority to so act.

    When this Letter of Transmittal is signed by the Registered Holder(s) of the Notes listed and transmitted hereby and the Exchange Notes are being issued in the name(s) of and delivered to such Registered Holder(s), the signature(s) of such Registered Holder(s) need not be guaranteed by an Eligible Institution and no endorsement(s) of Certificate(s) or separate bond power(s) are required. When the Registered Holder(s) of the Notes listed sign this Letter of Transmittal but the Exchange Notes are to be issued in the name of or delivered to a person other than such Registered Holder(s), signature(s) on this Letter of Transmittal and such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by person(s) other than the Registered Holder(s) of the Notes listed, the Certificate(s) for such Notes must be endorsed or accompanied by appropriate bond power(s), signed by the Registered Holder(s) thereof exactly as the name(s) of such Registered Holder(s) appear on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers may require in accordance with the restrictions on transfer applicable to the Notes. In this instance, signature(s) on this Letter of Transmittal and such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

   6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than the signer's address, the boxes on this Letter of Transmittal entitled "Special Issuance Instructions" or "Special Delivery Instructions," as the case may be, should be completed. Certificate(s) for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

   7. Irregularities. The Issuer will determine, in its discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Notes of any particular Holder(s) whether or not similar conditions or irregularities are waived in the case of other Holder(s). The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuer, any affiliates or assigns of the Issuer, including any subsidiary of the Issuer, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

   8. Questions; Requests for Assistance; Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

   9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, Holder(s) (including, for purposes of this Instruction 9, beneficial owner(s) of the Notes) whose tendered Notes are accepted for exchange are required to provide the Exchange Agent with such Holder(s)' correct taxpayer identification number(s) ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder(s) or other payee(s) to a $50 penalty. In addition, payments to such Holder(s) or other payee(s) with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate equal to the fourth lowest tax rate applicable to unmarried individuals, which is 30% for amounts paid during calendar years 2002 and 2003.

    The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder(s) have not been issued any TIN and have applied for their TIN or intend to apply for their TIN in the near future. If the box in Part 2 is checked, the Holder(s) or other payee(s) must also complete the box captioned "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the box captioned "Certificate of Awaiting Taxpayer Identification Number" is completed, the Holder(s) will be subject to backup withholding on all payments made prior to the time their properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder(s) furnish the Exchange Agent with their TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder(s) and no further amounts shall be retained or withheld from payments made to the Holder(s) thereafter. If, however, the Holder(s) have not provided the Exchange Agent with their TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until their correct TIN is provided.

    Certain Holder(s) (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holder(s) should nevertheless complete the attached Substitute Form W-9 and write "Exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8, signed under penalties of perjury, attesting to the Holder(s)' exempt status. Please consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" at the end of this Letter of Transmittal for additional guidance on which Holder(s) are exempt from backup withholding.
    Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

   10. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

   11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holder(s) of Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Notes for exchange.

    Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

   12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the Holder(s) should promptly notify the Exchange Agent. The Holder(s) will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

   13. Security Transfer Taxes. Holder(s) who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name(s) of, any person(s) other than the Registered Holder(s) of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the Registered Holder(s) or any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

                   MUST BE COMPLETED BY TENDERING HOLDER(S)

                   PAYER'S NAME:  First Union National Bank

SUBSTITUTE
Form W-9                                                    Part 1--PLEASE PROVIDE YOUR TIN IN TIN:
                                                            THE BOX AT RIGHT AND CERTIFY BY    -------------------
Department of the TreasuryInternal Revenue Service          SIGNING AND DATING BELOW.          Social Security Number or
                                                                                                Employer Identification
                                                                                                        Number
                                                            ------------------------------------------------------------
Payer's Request for TaxpayerIdentification Number(''TIN'')  Part 2--TIN Applied for  [_]

-----------------------------------------------------------

Certification:Under penalties of perjury, I certify that:
(1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)I am a U.S. person (including a U.S. resident alien).
Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject tobackup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified bythe IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longersubject to backup withholding, do not cross out item (2). (Also see instructions in the attached Guidelines.)
------------------------------------------------------------------------------------------------------------------------------------


SIGNATURE________________________________________________________________________________________________________ DATE _____________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding until I provide such number.

  Signature ____________________________ Date __________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.

Social Security numbers have nine digits separated by two hyphens: 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen:
00-0000000. All "Section" references made herein are to the Internal Revenue Code of 1986, as amended, and "IRS" means the Internal Revenue Service.

The table below will help determine the taxpayer identification number to give the payer.

     ---------------------------------------------------------------------

                                                   Give the
                                                   SOCIAL SECURITY
     For this type of account:                     number of--
     ---------------------------------------------------------------------
      1.Individual                                 The individual

      2. Two or more individuals                   The actual owner of the
         (joint account)                           account or, if combined
                                                   funds, the first
                                                   individual on the
                                                   account(1)

      3. Custodian account of a                    The minor(2)
         minor (Uniform Gift to Minors
         Act)

      4. a. Theusual revocable                     The grantor-trustee(1)
               savings trust account
               (grantor is also trustee)

         b. So-called trust account                The actual owner(1)
            that is not a legal or valid
            trust under State law

      5. Sole proprietorship                       The owner(3)

         --------------------------------------------------------------

                                                  Give the EMPLOYER
                                                  IDENTIFICATION
         For this type of account:                number of--
         --------------------------------------------------------------
          6.Sole proprietorship                   The owner(3)

          7. A valid trust, estate, or            The legal entity(4)
             pension trust

          8. Corporate                            The corporation

          9. Association, club, religious,        The organization
             charitable, educational, or
             other tax-exempt
             organization account

         10. Partnership                          The partnership

         11.A broker or registered                The broker or nominee
            nominee

         12. Account with the Department          The public entity
             of Agriculture in the name of
             a public entity (such as a
             State or local government,
             school district, or prison) that
             receives agricultural program
             payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, ''Application for a Social Security Card,'' at the local Social Security Administration Office, or Form SS-4, ''Application for Employer Identification Number,'' by calling 1(800)TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:
   . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
   . The United States or a State thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
   . An international organization or any agency or instrumentality thereof.
   . A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
   . A corporation.
   . A financial institution.
   . A dealer in securities or commodities required to register in the United
     States, the District of Columbia, or a possession of the United States.
   . A real estate investment trust.
   . A common trust fund operated by a bank under Section 584(a).
   . An entity registered at all times during the tax year under the Investment
     Company Act of 1940.
   . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
   . A futures commission merchant registered with the Commodity Futures
     Trading Commission.
   . A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
   . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
     States and that have at least one nonresident alien partner.
   . Payments of patronage dividends not paid in money.
   . Payments made by certain foreign organizations.
   . Section 404(k) payments made by an ESOP.


Payments of interest generally exempt from backup withholding include:
   . Payments of interest on obligations issued by individuals. Note: You may
     be subject to backup withholding if this   interest is $600 or more and
     you have not provided your   correct taxpayer identification number to the
     payer.
   . Payments of tax-exempt interest (including exempt-interest dividends under
     Section 852).
   . Payments described in Section 6049(b)(5) made to nonresident aliens.
   . Payments on tax-free covenant bonds under Section 1451.
   . Payments made by certain foreign organizations.
   . Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE THEREOF AND SIGN AND DATE THE FORM.


Privacy Act Notice

Section 6109 requires that you provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the taxpayer identification number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally backup withhold on taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect To Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

            FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE